SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (this "**Amendment**") dated as of December 31, 2025 ("**Effective Date**"), is made by and between **Syntec Optics, Inc.**, a Delaware corporation and **Syntec Optics Holdings, Inc.**, a Delaware corporation (collectively the "**Borrower**") and **M&T Bank**, a New York banking corporation ("**Lender**").

WHEREAS, Borrower obtained credit facilities from the Lender pursuant to a certain Amended and Restated Credit Agreement between the Borrower and Lender dated as of November 30, 2024 and amended by that certain First Amendment to Amended and Restated Credit Agreement dated March __, 2025 (collectively the "Credit Agreement"). Capitalized terms not otherwise defined herein have the meanings specified in the Credit Agreement.

WHEREAS, the Borrower has requested an amendment to the Credit Agreement and the Lender is willing to permit the amendment of the Credit Agreement only if Borrower executes this Amendment.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in contemplation of the foregoing, Borrower and Lender hereto agree as follows:

1. **Amendments**.

(i) The definition of Revolving Credit Commitment as set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

"***Revolving Credit Commitment***" – the maximum aggregate amount available under the Revolving Credit for Revolving Loans and Letters of Credit which on the Closing Date is $7,500,000.

(ii) The definition of Revolving Note as set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

"***Revolving Note***" – the replacement promissory note of the Borrower in the maximum principal amount of $7,5000,000.00 dated the date hereof, and all amendments, replacements and renewals thereof, evidencing the promise of the Borrower to repay to the Lender all Advances under the Revolving Credit.

2. **Representations and Warranties**. Borrower hereby represents and warrants to Lender that except as specifically addressed in this Amendment: (i) the representations and warranties set forth in the Credit Agreement are true and correct on and as of the date of execution hereof as if made on and as of said date; (ii) no Event of Default specified in the Credit Agreement and no event, which, with the giving of notice or lapse of time or both, would become such an

Event of Default has occurred and is continuing; (iii) since the date of the Credit Agreement, there has been no Material Adverse Change; and (iv) the making and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action.

3. **Borrower Reaffirmation**. Except as specifically set forth herein, nothing in this Amendment shall be construed as waiving, modifying or amending any other term or condition of Credit Agreement, which remain in full force and effect in accordance with the original terms thereof, except as modified hereby. Furthermore, this Amendment shall not be deemed a waiver of, or in prejudice to, any and all other rights of Lender pursuant to any agreement, instrument or document between Lender and Borrower or any applicable laws and Borrower hereby acknowledges and reaffirms the execution and delivery to Lender of the Credit Agreement, as modified hereby and hereby reaffirms, ratifies and confirms all of the terms and provisions of the Credit Agreement and hereby acknowledges and confirms that all of the obligations of Borrower under the Credit Agreement are presently owing without defense or offset and are not subject to any counterclaim.

5. **Contingency**. This Amendment is contingent upon the accuracy and completeness of the representations made upon which Lender has relied.

6. **Benefit**. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7. **Execution in Counterparts.** This Amendment may be executed in several counterparts, and by each party on a separate counterpart, each of which when executed shall be an original and all of which together shall constitute one instrument.

8. **Governing Law**. This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may from time to time be in effect, without regard to principles of conflicts of laws.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

M&T Bank

By______________________________________
Christopher Bub, Vice President

Syntec Optics, Inc.

By:________________________
Name: Alok Kapoor
Title: Chairman

Syntec Optics Holdings, Inc.

By:________________________
Name: Alok Kapoor
Title: Chairman

JACQUELINE A DADSON
NOTARY PUBLIC-STATE OF NEW YORK
No. 01DA6280140
Qualified In Monroe County
My Commission Expires May 13, 20 29